SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
(X)  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             FOUR OAKS FINCORP, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                             FOUR OAKS FINCORP, INC.

                                 April 5, 1999


Dear Shareholder:

     Accompanying this letter please find the Notice of Annual Meeting, Proxy Statement, Annual Report and proxy for Four Oaks Fincorp, Inc.'s Annual Meeting. It is extremely important for you to complete, sign, date, and return the enclosed proxy as soon as possible even if you plan to attend the meeting in person. If you do attend, you can revoke your proxy and vote in person.

     The Annual Meeting will begin at 8:00 p.m. on Monday, April 26, 1999, at the main office of Four Oaks Bank & Trust Company, located at 6144 US 301 South, Four Oaks, North Carolina.

     At the Annual Meeting, the Shareholders will elect the Board of Directors for the coming year, and transact any other business properly brought before the meeting.

     Hope to see you at the Annual Meeting, and please remember to complete, sign, and date the enclosed proxy and return it to Branch Bank & Trust in the envelope provided as soon as possible.

                                        Sincerely yours,

                                        /s/ Ayden R. Lee, Jr.
                                        --------------------
                                        Ayden R. Lee, Jr.
                                        Chief Executive Officer and President

Enclosures


                                   ----------
                                6144 US 301 South
                               Four Oaks, NC 27524
                                 (919)963-2177
                               FAX (919)963-2768

                             FOUR OAKS FINCORP, INC.

                                6144 US 301 South
                         Four Oaks, North Carolina 27524

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 26, 1999

--------------------------------------------------------------------------------

        You are cordially invited to attend the Annual Meeting of Shareholders of Four Oaks Fincorp, Inc. which will be held on Monday, April 26, 1999 at 8:00 p.m., local time, at the main office of Four Oaks Fincorp, Inc., located at 6144 US 301 South, Four Oaks, North Carolina, for the following purposes:

               (1) To elect the persons listed in the accompanying Proxy Statement dated April 5, 1999 to the Board of Directors of Four Oaks Fincorp, Inc.; and

               (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

               Shareholders of record at the close of business on March 8, 1999 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof.

        IT IS DESIRABLE THAT YOUR SHARES OF STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                                    By Order of the Board of Directors

                                    /s/ Ayden R. Lee, Jr.

                                    Ayden R. Lee, Jr.
                                    Chief Executive Officer and
                                    President

April 5, 1999

                             FOUR OAKS FINCORP, INC.

                                6144 US 301 SOUTH
                         FOUR OAKS, NORTH CAROLINA 27524



                                 PROXY STATEMENT


        This Proxy Statement, accompanying proxy card, Notice of Annual Meeting of Shareholders and the Annual Report are being furnished to shareholders on or about April 5, 1999 by the Board of Directors of Four Oaks Fincorp, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the main office of the Company, located at 6144 US 301 South, Four Oaks, North Carolina on Monday, April 26, 1999 at 8:00 p.m., local time, and at all adjournments thereof. All expenses incurred in connection with this solicitation will be paid by the Company. In addition to solicitation by mail, certain officers, directors, and regular employees of the Company, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication, or other means.


                                 ANNUAL MEETING

PURPOSES OF THE ANNUAL MEETING

        The principal purposes of the Annual Meeting are: (1) to elect seven nominees to the Company's Board of Directors and (2) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors knows of no matters other than those stated above to be brought before the Annual Meeting or any adjournments thereof. Nonetheless, the proxyholders named on the enclosed proxy card may vote in accordance with the instructions of the Board of Directors or in the absence thereof, in accordance with their discretion, on any other matter properly presented for action of which the Board of Directors is not now aware.

PROXIES

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation, by duly executing a subsequent proxy and filing it with the Secretary of the Company before the revoked proxy is exercised, or by attending the Annual Meeting and voting in person. If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of the proposals set forth in the accompanying "Notice of Annual Meeting of Shareholders."

RECORD DATE

        The Board of Directors has fixed the close of business on March 8, 1999 as the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and all adjournments thereof. As of the close of business on March 8, 1999, the Company had outstanding 1,349,039 shares of Common Stock, the holders of which, or their proxies, are entitled to one vote per share.

VOTING RIGHTS

        Except as otherwise provided by law, each holder of Common Stock has one vote per share upon all matters voted upon by shareholders. The North Carolina Business Corporation Act provides that with respect to the election of directors, cumulative voting is not available to shareholders of the Company.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information as of March 8, 1999 regarding shares of Common Stock of the Company beneficially owned by (i) each director, (ii) director nominee, (iii) each executive officer named in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them, except to the extent that such power may be shared with a spouse. Fractional share amounts are rounded off to the nearest whole number.

            NAME OF
        BENEFICIAL OWNER           SHARES OWNED(1)        PERCENT OF CLASS (1)
        ----------------           ---------------        --------------------

Harold J. Sturdivant (2)                77,192                    5.7%
M.S. Canaday (3)                        54,448                    4.0
Ayden R. Lee, Jr. (4)                   35,943                    2.2
Paula Canaday Bowman                    25,779                    1.9
William J. Edwards                       6,453                     *
Warren L. Grimes (5)                     3,945                     *
Percy Y. Lee (6)                        10,663                     *
All Directors and Executive
Officers as a Group (11
persons) (7)                           227,886                   16.9%
-----------------
*Less than 1%

(1) Based upon 1,349,039 shares of Common Stock outstanding on March 8, 1999. The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who resides in the home of such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days of March 8, 1999. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Includes 68,033 shares (5.0%) owned by Josephine L. Sturdivant (spouse - residing at 5426 Hampton Road Fayetteville, North Carolina 28311) who has sole voting and investment power with respect to these shares, 798 shares owned jointly with spouse and 450 shares subject to stock options which are exercisable within 60 days.

(3) Includes 7,749 shares owned by spouse who has sole voting and investment power with respect to these shares and 450 shares subject to stock options which are exercisable within 60 days.

(4) Includes 8,124 shares owned by spouse who has sole voting and investment power with respect to these shares, 133 shares owned by Mr. Lee's son and 6,000 shares subject to stock options which are exercisable within 60 days.

(5) Includes 2,107 shares owned jointly with spouse, 446 owned by spouse who has sole voting and investment power with respect to these shares and 450 shares subject to stock options which are exercisable within 60 days.

(6) Includes 7,560 shares owned jointly with spouse and 450 shares subject to stock options which are exercisable within 60 days.

(7) Includes 9,000 shares subject to stock options which are exercisable within 60 days by non-director executive officers.

        The following table sets forth certain information as of March 8, 1999 regarding any person who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock (except as set forth in the table above relating to the Company's directors and executive officers).

      NAME AND ADDRESS OF              AMOUNT AND NATURE OF
        BENEFICIAL OWNER               BENEFICIAL OWNERSHIP     PERCENT OF CLASS

William  Ashley Turner and Debra              69,293                  5.1%
C.  Turner,  Joint  Tenants with
right of survivorship
2256 Shotwell Road
Clayton, North Carolina 27520

                              ELECTION OF DIRECTORS

     The nominees for the election of directors are named and certain other information is provided in the following tabulation.



                                  YEAR FIRST      POSITIONS AND OFFICES WITH COMPANY & BUSINESS
NAME                    AGE       ELECTED         EXPERIENCE DURING PAST FIVE YEARS

M.S. Canaday            75        1969           Chairman  of  the  Board  of  Directors  of the
                                                 Company and Four Oaks Bank & Trust Company (the
                                                 "Bank"); Owner of Four Oaks Drug Co.

Ayden R. Lee, Jr.       50        1983           Chief   Executive   Officer,   President,   and
                                                 Director of the Company and the Bank

Harold J. Sturdivant    71        1989           Director of  the Company  and  the  Bank;  Past
                                                 Chairman of the  Compensation  Committee of the
                                                 Company;   Former  Director  and  Treasurer  of
                                                 Sturdivant Supply, Inc.

Paula Canaday Bowman    50        1989           Director of the Company and the Bank

William J. Edwards      55        1990           Director   of  the   Company   and  the   Bank;
                                                 President,    Chief   Executive   Officer   and
                                                 Chairman   of  the   Board  of  Four  Oaks  IGA
                                                 Foodliner, Inc. and Secretary of Edwards IGA

Percy Y. Lee            58        1992           Director of the  Company  and the Bank;  Member
                                                 of  Clayton  Area  Advisory  Board of the Bank;
                                                 President of T.R. Lee Oil Co.;  Senior  Partner
                                                 of  Lee  Brother's  Rental;  Partner  in  Lee &
                                                 Dupree, a rental real estate partnership

Warren L. Grimes        50        1992           Director of the  Company and the Bank;  General
                                                 Partner  in  Reedy   Creek   Direct   Marketing
                                                 Association;  Solid Waste Division  Manager for
                                                 Johnston  County;   Former  Vice  President  of
                                                 Finance for Davis  Communications  Group,  Inc.
                                                 dba  Broadcast  Services;  Former  President of
                                                 Trash  Collection  Service,  Inc.;  Chairman of
                                                 the Company's Compensation Committee


        The number constituting the Board of Directors shall be not less than five nor more than twenty-one. The number of directors within this variable range may be fixed or changed from time to time by the shareholders or the Board of Directors. The Board of Directors has set the number of directors at seven. The members of the Board of Directors are elected by the shareholders of the Company to serve one year terms.

        All directors and executive officers hold office until the next Annual Meeting or until their successors are elected and qualified. The Board of Directors has no reason to believe that the persons named above as nominees for directors will be unable or will decline to serve if elected. However, in the event of death or disqualification of any nominee or refusal or inability of any nominee to serve, it is the intention of the proxyholders to vote for the election of such other person or persons as the proxyholders determine in their discretion; but in no circumstance will the proxy be voted for more than seven nominees. Properly executed and returned proxies, unless revoked, will be voted as directed by the shareholder or, in the absence of such direction, will be voted in favor of the election of the recommended nominees.

        Pursuant to North Carolina law, the seven candidates who receive the highest number of votes will be elected as directors of the Company. Abstentions and broker non-votes are not voted in the election of directors and will not be included in determining which candidates received the highest number of votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

DIRECTOR COMPENSATION

        The Chairman of the Board of Directors is paid a fee of $1050 per month. Other directors, except Mr. Lee who is not paid a director's fee, are paid fees of $850 per month. During 1998, all of the directors other than Mr. Lee were paid a bonus of $800. Two members of the Board of Directors are related to each other. M.S. Canaday is Paula Canaday Bowman's uncle.

BOARD OF DIRECTORS MEETINGS

        During the last fiscal year, the Board of Directors of the Company met 14 times. Each incumbent director attended 75% or more of the aggregate of the total number of Board of Director meetings and the total number of meetings held by all committees of the Board of Directors on which he or she served. The Board of Directors does not have separate audit or nominating committees, but performs these functions itself. The Board of Directors Compensation Committee consists of Harold J. Sturdivant (Past Chairman), Paula Canaday Bowman, Warren L. Grimes (Chairman) and Ayden R. Lee, Jr. (non-voting member). The Compensation Committee is responsible for the approval of compensation arrangements for officers of the Company and the review of the Company's compensation plans and policies. During the last fiscal year, the Compensation Committee met five times.

                             EXECUTIVE COMPENSATION

        The following tables set forth a summary of compensation for Mr. Ayden
R. Lee, Jr., Chief Executive Officer and President of the Company for the fiscal years indicated. None of the other executive officers had total annual salary and bonus exceeding $100,000 for any of the past three fiscal years.


                           SUMMARY COMPENSATION TABLE




                                    ANNUAL COMPENSATION(1)               LONG-TERM COMPENSATION

                                                                      AWARDS             PAYOUTS


                                                                     SECURITIES         ALL OTHER
NAME & PRINCIPAL POSITION   YEAR       SALARY         BONUS      UNDERLYING OPTIONS  COMPENSATION(2)

Ayden R. Lee, Jr.,          1998      $144,000       $21,718           6,000             $7,129
Chief Executive Officer     1997       136,082        27,718            -0-              10,196
and President               1996       127,908         5,347            -0-               7,524


------------------------
  (1) Amounts shown in the table include amounts paid to Mr. Lee as an executive officer of the Bank. The Bank was reorganized as a wholly-owned subsidiary of the Company in July 1997. Amounts shown also include amounts deferred by Mr. Lee under the Company's Master Corporate Profit Sharing Retirement Plan and Trust.

  (2) The amounts shown represent contributions by the Company to Mr. Lee under the Company's Master Corporate Profit Sharing Retirement Plan and Trust in the amounts of $6,649, $9,500 and 6,807, for each of the years ended 1998, 1997 and 1996, respectively. The remainder of the amounts shown for each year represent insurance premiums paid by the Company on term life insurance.


                        OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth certain information concerning options to purchase Common Stock granted to Mr. Lee during the year ended December 31, 1998.

                       NUMBER OF
                       SECURITIES     % OF TOTAL
                       UNDERLYING       OPTIONS
                        OPTIONS       GRANTED TO
        NAME            GRANTED      EMPLOYEES IN     EXERCISE OR BASE       EXPIRATION DATE
                                     FISCAL YEAR           PRICE

 Ayden R. Lee, Jr.       6,000           33.9%              $21.33           April 23, 2002


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

        The following table sets forth certain information concerning options to purchase Common Stock held by Mr. Lee during the year ended December 31, 1998, the aggregate value of gains on the date of exercise, and the value of unexercised options as of December 31, 1998.



                             NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                        UNDERLYING UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
                                 AT FY-END(#)                 AT FY-END($)

                                 EXERCISABLE/
                                 UNEXERCISABLE                EXERCISABLE/
       NAME                                                 UNEXERCISABLE (1)

 Ayden R. Lee, Jr.                  0/6,000                    $0/181,500
------------------------
(1) Based on a price per share of $30.25 which is the last sale price of the Common Stock as of December 31, 1998.


EMPLOYMENT AGREEMENT

        The Company has an employment agreement with Ayden R. Lee, Jr., Chief Executive Officer and President. The employment agreement provides for a one-year term and on each anniversary date thereafter, the agreement automatically will be extended for an additional year, unless either party gives notice of nonrenewal. The current base salary under the agreement may be increased at the discretion of the Board of Directors. The Board of Directors has established the 1999 base salary amount for Mr. Lee at $152,640. In addition to the base salary, Mr. Lee's employment agreement provides for, among other things, additional benefits applicable to executive personnel and benefits applicable to all salaried employees of the Company. The agreement provides for termination by the Company for "cause" (as defined in the agreement) at any time.

SEVERANCE COMPENSATION AGREEMENT

        The Company has adopted a severance compensation agreement for Mr. Lee that will provide him with severance pay benefits in the event of a change in control of the Company. The purpose of this compensation plan is to recognize the services and contributions of Mr. Lee as a key employee and the uncertainties relating to continual employment, reduced employee benefits, management changes, and relocations in the event of a change in control. Under the severance compensation agreement, in the event a change in control (as defined in the agreement) of the Company occurs and Mr. Lee's employment is "terminated" (as defined in the agreement) he will be entitled to receive a cash severance payment equal to two years' salary based upon his then most recent annual compensation and the amount of his most recent annual bonus at the time of termination. In addition, Mr. Lee will be entitled to all life insurance, health, accidental death and dismemberment, and disability plans or programs in which he is entitled to participate immediately prior to his termination for two years after the date of his termination or unless and until he obtains other full-time employment.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

        The Bank has adopted a supplemental executive retirement plan ("SERP") for Mr. Lee that, upon his retirement from the Bank, will provide him with supplemental annual payments for the remainder of his life. The purpose of the SERP is to encourage Mr. Lee to remain as an employee of the Bank and to reward him for contributing materially to the success of the Bank. Under the SERP, the Bank will be obligated to pay Mr. Lee an annual payment upon his retirement in an amount which, when added to Mr. Lee's Company 401(k) benefits (based on future estimated amounts) and social security benefits (based on future estimated amounts), will ensure Mr. Lee a total annual retirement benefit equal to seventy-five percent (75%) of his Average Annual Compensation (as defined in the SERP) on the date of his retirement. Depending upon Mr. Lee's age at retirement, the annual payment as a percentage of Mr. Lee's fully vested retirement benefit will vary (from 58% of fully vested retirement benefit at age 55 to 100% at age 62). The annual payment which the Company is obligated to pay Mr. Lee each year after his retirement is subject to certain limitations, including a maximum limit of $50,000 per year. In the event of a change of control (as defined in the SERP) of the Company and termination of Mr. Lee's employment within twenty-four (24) months thereafter (for any reason, except termination by the Bank for cause), Mr. Lee will be entitled to receive a lump-sum cash payment equal to the actuarial equivalence of the greater of (i) the amount he would have been entitled to had he retired on such date and (ii) the amount of his pro rata fully vested benefit under the SERP as of such date.

CERTAIN TRANSACTIONS

        Certain of the directors and executive officers of the Company are customers of, and borrowers from, the Bank in the ordinary course of business. From January 1, 1998 to December 31, 1998, loans outstanding to directors and executive officers of the Company, and their associates as a group, amounted to a maximum of approximately $970,000, or 5% of the equity capital of the Bank. All outstanding loans and commitments included in such transactions are made substantially on the same terms, including rate and collateral, as those prevailing at the time in comparable transactions with other customers. In the opinion of management, these loans do not involve more than normal risk of collectability, or contain other unfavorable features.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors, and persons who own more than 10% of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to the Company, or representations by such persons that no Form 5s were required, the Company believes that during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors, and greater than 10% shareholders, were satisfied, except Mr. Percy Y. Lee, Mr. Clifton L. Painter and Mr. Wendell L. Hiatt, III who inadvertently failed to file three, two and four required reports, respectively. Mr. Lee failed to report three transactions which occurred in the months of March, June and September, respectively. Mr. Painter failed to report two transactions which occurred in the months of February and March, respectively. Mr. Hiatt failed to report seven transactions which occurred in the months of March(1), April(4), June(1) and September(1). Each of the foregoing transaction were reported late on Form 5s for the year ended December 31, 1998.


                      SELECTION OF INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP served as the Company's independent accountants for the fiscal year most recently completed. PricewaterhouseCoopers LLP's services to the Company for 1998 included the audit of the Company's annual consolidated financial statements, reviews of certain of the Company's income tax returns and consultation on various accounting, tax and other matters. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement if desired and will be available to respond to shareholder questions. There were no non-audit services provided by PricewaterhouseCoopers LLP during 1998.


                             ADDITIONAL INFORMATION

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SEC WILL BE FURNISHED ON WRITTEN REQUEST, WITHOUT CHARGE TO ANY COMPANY SHAREHOLDER. SUCH REQUESTS SHOULD BE ADDRESSED TO WANDA J. BLOW, FOUR OAKS FINCORP, INC., P.O. BOX 309, FOUR OAKS, NORTH CAROLINA 27524 ((919) 963-2177).


           SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

        Any proposals that shareholders intend to present for a vote of shareholders at the 2000 Annual Meeting of Shareholders, and that such shareholders desire to have included in the Company's proxy statement and form of proxy relating to that meeting, must be sent to the Company's principal executive office, marked to the attention of Ayden R. Lee, Jr., and received by the Company at such office on or before December 6, 1999. Proposals received after December 6, 1999 will not be considered for inclusion in the Company's proxy materials for its 2000 Annual Meeting. The determination by the Company of whether it will oppose inclusion of any proposal in its proxy statement and form of proxy will be made on a case-by-case basis in accordance with its judgment and the rules and regulations promulgated by the SEC.

        In addition, if a shareholder intends to present a matter for a vote at the 2000 Annual Meeting, other than by submitting a proposal for inclusion in the Company's proxy statement for that meeting, the shareholder must give timely notice in accordance with SEC rules. To be timely, a shareholder's notice must sent to the Company's principal executive office, marked to the attention of Ayden R. Lee, Jr., and received by the Company at such office on or before February 16, 2000. Such notice should set forth (a) as to each matter the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, and (b) the name and record address of the shareholder, the class and number of shares of capital stock of the Company that are beneficially owned by the shareholder, and any material interest of the shareholder in such business. For notices that are not timely filed, the Company retains discretion to vote proxies it receives. For notices that are timely filed, the Company retains discretion to vote proxies it receives provided (i) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (ii) the proponent fails to (x) provide the Company with a written statement, prior to February 19, 2000, that the proponent intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company's voting shares required under applicable law to carry the proposal, (y) includes the same statement in its proxy materials filed with the SEC and (z) immediately after soliciting the percentage of shareholders required to carry the proposal, provides the Company with a statement from any solicitor, or other person with knowledge, that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of such percentage of shares.


                     OTHER MATTERS; DISCRETIONARY AUTHORITY

        As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting: (i) matters that the Company's Board of Directors did not have notice of by February 16, 1999 in accordance with the preceding paragraph;
(ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting;
(iii) the election of any person to any office for which a bona fide nominee is named in this Proxy Statement and such nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rule 14a-8 or Rule 14a-9 under the Securities Exchange Act of 1934, as amended; and (v) matters incidental to the conduct of the Annual Meeting. If any such matters come before the Annual Meeting, the proxy agents named in the accompanying proxy card will vote in accordance with their judgment.

        All shareholders are encouraged to sign, date, and return their proxy submitted with this Proxy Statement as soon as possible in the envelope provided. If a shareholder attends the Annual Meeting, then he or she may revoke his or her proxy and vote in person.

                                           By Order of the Board of Directors
                                           April 5, 1999
                                           Ayden R. Lee, Jr.
                                           Chief Executive Officer and President

  ***************************** APPENDIX *************************************

PROXY                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                       FOUR OAKS FINCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS.

The undersigned hereby appoints Ayden R. Lee, Jr. and M. S. Canaday as proxies, each with the full power of substitution to represent the undersigned and to vote all of the shares of stock in Four Oaks Fincorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Company to be held at the main office of Four Oaks Fincorp, Inc. located at 6144 US 301 South, Four Oaks, North Carolina on Monday, April 26, 1999 at 8:00 p.m., and any adjournments thereof (1) as hereinafter specified upon the proposal listed below as more particularly described in the Company's proxy statement, receipt of which is hereby acknowledged; and (2) in their discretion upon such other matters as may properly come before the meeting and any adjournments thereof. In order to vote for the proposal, place an X in the appropriate box provided below. The Board recommends a vote "FOR" the proposal listed below.

1. To elect the following nominees as directors of a one year term: M. S. Canaday; Ayden R. Lee, Jr.; William J. Edwards; Paula Canaday Bowman; Harold J. Sturdivant; Percy Y. Lee; Warren L. Grimes

[ ] FOR all nominees (except as marked to the contrary below.) [ ] WITHHOLD AUTHORITY TO vote for all nominees.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S) WRITE THAT NOMINEE(S) NAME ON THE LINE PROVIDED BELOW.)

--------------------------------------------------------------------------------
    PLEASE MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

                          (CONTINUED FROM OTHER SIDE)

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ABOVE PROPOSAL AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.





                                                  SHARES

                            Please date and sign this Proxy and return promptly.

                            Dated:_______________________________________  1999


                            ----------------------------------------------------
                                                  Signature


                            ----------------------------------------------------
                                                  Signature




                           NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS CARD. WHEN SIGNING FOR A CORPORATION OR PARTNERSHIP, OR AS AGENT, ATTORNEY, TRUSTEE, EXECUTOR, ADMINISTRATOR, OR GUARDIAN, PLEASE INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING. IN THE CASE OF JOINT TENANTS, EACH JOINT OWNER MUST SIGN.